SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                   FORM 8-K/A

                                AMENDMENT NO. 1

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



     Date of Report (Date of earliest event reported) February 17, 2004
                                                      ------------------


                                  ICEWEB, INC.
                                  ------------
             (Exact name of registrant as specified in its charter)


          Delaware                       0-27866                 13-2640971
 ----------------------------    ------------------------    -------------------
 (State of other jurisdiction    (Commission File Number)      (IRS Employer
       or incorporation)                                     Identification No.)


                620 Herndon Parkway, Suite 360, Herndon, VA 20170
          ------------------------------------------------------------
          (Address of principal executive offices, including zip code)



       Registrant's telephone number, including area code: (703) 964-8000
                                                           --------------



          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

                                EXPLANATORY NOTE

The Registrant files this amendment to its Form 8-K filed with the Securities and Exchange Commission on February 17, 2004, to correct typographical errors in
Item 4, paragraph (A)(i). The year ended periods for which the former independent accountant had audited the financial statements of the Company, have been correctly stated as September 30, 2003 and 2002.

Further, Item 7 (c) Exhibits has been added to include the letter by the former independent accountant as required pursuant to Item 304 of Regulation S-K.

ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANTS.

         (A) Previous Independent Accountants

                  (i) Daszkal Bolton LLP, Certified Public Accountants ("Daszkal Bolton"), by letter dated February 17, 2004, was dismissed as the independent accountant for IceWeb, Inc. (the "Company") for the reasons specified in the last paragraph of this item. Daszkal Bolton had been the independent accountant for, and audited the financial statements of, the Company for the fiscal years ended September 30, 2003 and 2002.

                  (ii) The reports of Daszkal Bolton on the financial statements of the Company for the past two fiscal years contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles, except the reports expressed that the financial statements were prepared assuming that the Company would continue as a going concern. This qualification was attributable to the circumstance that the Company had suffered recurring losses from operations and had a net capital deficiency.

                  (iii) The Company's Board of Directors unanimously approved the dismissal of Daszkal Bolton.

                  (iv) In connection with the audits for the two most recent fiscal years and in connection with Daszkal Bolton's review of the subsequent interim period preceding dismissal, there have been no disagreements between the Company and Daszkal Bolton on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which would have caused Daszkal Bolton to make a reference thereto in its report on the Company's financial statements for those periods. During the two most recent fiscal years and prior to the date hereof, the Company had no reportable events (as defined in Item 304 (a)(1)(v) of Regulation S-K).

         (B) Engagement of New Independent Auditors

         The Company engaged Sherb & Co., LLP ("Sherb") as its new independent accountants as of February 13, 2004 as the Company's Board of Directors determined that it would be more cost effective and efficient using the services of Sherb. Prior to such date, the Company did not consult with Sherb regarding
(i) the application of accounting principles, or (ii) the type of audit opinion that might be rendered by Sherb.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (c) Exhibits

                  16.1     Letter by Daszkal Bolton LLP

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        ICEWEB, INC.



                                        By: /s/ John Signorello
                                            -------------------
                                            John Signorello
                                            Chief Executive Officer


DATED:  February 20, 2004




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